[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.10.1

Amendment No. 1 to Amended and Restated Reseller Agreement

Dell Inc., for itself and its Subsidiaries other than SecureWorks, Inc., (“Reseller”) and SecureWorks, Inc., for itself and its Subsidiaries (“Spyglass”) hereby enter into this Amendment No. 1 (“Amendment”) as of the date of last signature below (“Amendment Effective Date”) for the purpose of amending the Amended and Restated Reseller Agreement, dated as of October 28, 2015, and those amendments, addenda or riders thereto dated prior to the Amendment Effective Date (collectively, the “Reseller Agreement”).

WHEREAS, Dell Marketing LP, a Texas limited partnership, on behalf of Reseller and its direct and indirect subsidiaries (other than Spyglass) (collectively, “Dell”), Spyglass, and CrowdStrike, Inc., a Delaware corporation (“CS”) are parties to an agreement (including any amendments, addenda or riders, the “Tri-Party Agreement”) pursuant to which Dell may sell certain products and services of Spyglass and/or CS (the “Solutions”) to Clients.

WHEREAS, the Parties desire to clarify the understandings under the Reseller Agreement with respect to sales of Solutions under the Tri-Party Agreement.

WHEREAS, the terms and conditions of this Amendment only apply to transactions under the Reseller Agreement involving sales of Solutions to Clients.

NOW, THEREFORE, in consideration of the promises and obligations contained herein, the parties agree as follows:

RELATIONSHIP TO RESELLER AGREEMENT. This Amendment hereby incorporates by reference and amends the above-referenced Reseller Agreement. The Reseller Agreement shall remain in effect and unchanged except to the extent provided in this Amendment. In case of any conflict between this Amendment and the Reseller Agreement, the provisions of this Amendment shall control with regard to the subject matter set forth herein.

1.	INCORPORATED DEFINITIONS. Unless specifically stated otherwise in this Amendment, all terms defined in the Reseller Agreement shall have the same meaning when used in this Amendment.

2.	CHANGES TO RESELLER AGREEMENT. The parties agree to make the following changes to the Reseller Agreement in respect of sales of Solutions to Clients under the Tri-Party Agreement only:

a.
Clients. Section 1.1.1 of the Reseller Agreement is modified for sales of Solutions only by replacing “whose end users (i) are located outside the U.S., U.K., France, Romania, Australia, India and Japan (the “Non-LE Countries”), (ii) are public and/or educational institutions located within the U.S., or (iii) the parties agree can receive Services from Dell under this Agreement (the “Territory”)” with “whose end users are “Customers” within the “Territory” (as such terms are defined in the Tri-Party Agreement) (the “Territory”).”

b.
Order Submission. Reseller shall send Spyglass orders related to Solutions in Exhibit 1 on a semi-daily basis. For clarity these are only orders containing Spyglass products and services. Exhibit 1 may be amended by mutual agreement of the Parties.

c.	Reporting. Section 1 of the Reseller Agreement is modified for sales of Solutions only by adding the following new provision as Section 1.5:

i.	“Reporting. Reseller shall provide the following five reports to Spyglass for sales associated with Solutions listed in Exhibit 1 to the Amendment (as the same may be amended):

•
For orders within the U.S., Reseller shall provide monthly Standard BRM reports for reporting and invoicing purposes. BRM reports include order-level detail including order number, invoice number, customer ID and contact information in addition to pricing and term length information.

•	For orders outside the U.S., Reseller shall provide monthly Standard Royalty Accounting reports that contain only high level product descriptions and aggregated royalties by geography.

Both Standard BRM reports and Standard Royalty Accounting reports are automated and shall be presented as-is to Spyglass. Spyglass acknowledges that Reseller has no responsibility to modify or customize these reports in any way.

In addition, Reseller shall provide the following reports with data fields and frequency as indicated below:

•	*Weekly Report Feed

◦	Reseller Part # (SKU)

◦	Client Name

◦	Client Number (Unique Identifier)

◦	Contract State Date

◦	Contract End Date

◦	Contract Term in years

•	**Monthly Report Feed

◦	Reseller Part # (SKU)

◦	Client Name

◦	Client Number (Unique Identifier)

◦	Contract State Date

◦	Contract End Date

◦	Contract Term in years

•	*Quarterly Report Feed

◦	number of endpoints

◦	client name

◦	contract start date

◦	Either contract end date or part number

* Weekly report shall be in an Excel File format.
** Reseller and Spyglass shall determine in good faith a mutually agreeable format for the monthly report. Reseller shall target delivery of this monthly report to Spyglass no later than the first business Monday (excluding holidays) each month. Neither party shall change the format of the report without prior written approval from the other party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

d.
    Reseller shall ensure that all Reseller order forms include a link to the Spyglass end user license agreement. Such Spyglass end user license agreement shall comprise the entire Flow Through Terms in respect of sales of Solutions to Clients under the Tri-Party Agreement.

e.	Support. Section 4.2 of the Reseller Agreement is modified for sales of Solutions only by adding the following new provision as Section 4.2(i):

i.
    Notwithstanding the foregoing, Reseller shall provide Level 1 Support and Level 2 Support (as specified in the Tri-Party Agreement) for Crowdstrike Solutions listed in Exhibit 1 to the Amendment (as the same may be amended). Spyglass shall be responsible for providing all support with respect to the Spyglass Solutions.

f.	Taxes. Section 6 of the Reseller Agreement is modified for sales of Solutions only by adding the following new provision at the end of Section 6:

“Foreign taxes. If Reseller is required by any tax authority to withhold taxes on payments to Spyglass, then Reseller may deduct such taxes from the amount owed Spyglass and pay them to the authority. Reseller must deliver to Spyglass an official receipt for any taxes withheld (or other documents necessary) for Spyglass to claim a tax credit or refund. Reseller must deliver the receipt within 60 days of payment of the tax or maximum time allowed for delivery of the receipt under local law.”

g.	Royalties. Reseller shall remit license fees according to Exhibit 1 to the Amendment.

h.
Non-Standard Pricing. If non-standard pricing is requested by Reseller, Reseller and Spyglass may negotiate in good faith and mutually agree in writing on any applicable variances on a case-by-case basis. Mutual agreement in writing may be evidenced by an email from Spyglass with a quotation and a corresponding Reseller PO (or line item on a Reseller PO or Monthly Report) in the quoted amount. In the event non-standard pricing is not agreed upon, then the pricing in Exhibit 1 shall apply.

i.	Spyglass Indemnification Obligation. Section 13.3 of the Reseller Agreement is modified for sales of Solutions only by adding the following new provision as the last sentence:

“In addition to the foregoing, Spyglass will, at its expense, indemnify, defend and hold Reseller harmless from and against any and all third party claims, actions, demands, ensuing legal proceedings, liabilities, damages, losses, judgments, authorized settlements, costs and expenses as incurred, including without limitation reasonable attorney's fees, to the extent caused by any alleged or actual: (a) acts or omissions of Spyglass that result in any violation by Spyglass of any applicable laws; (b) Spyglass’s or its representative’s grossly negligent act or grossly negligent omission, fraud or willful misconduct; (c) Spyglass’s failure to comply with any of its privacy notices or any other terms and conditions Spyglass enters into with a Client; (d) Spyglass’s breach of the NDA, or Spyglass’s improper access, collection, distribution, processing, transmission, or storing of a Client’s personally identifiable information.”

j.	Limitation of Liability. Section 14 of the Reseller Agreement is modified for sales of Solutions only by replacing Section 14 in its entirety with the following:
“EXCEPT FOR (I) SPYGLASS’S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 13.3(i), (II) EACH PARTY’S GROSSLY NEGLIGENT ACTS OR GROSSLY NEGLIGENT OMISSIONS, FRAUD OR WILLFUL MISCONDUCT, (III) RESELLER’S FLOW THROUGH OBLIGATION, (IV) AN UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION (FOR AVOIDANCE OF DOUBT, A THIRD-PARTY HACK SHALL NOT BE CONSIDERED AN UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION BY A PARTY FOR PURPOSES OF THIS SECTION), OR (V)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INFRINGEMENT/MISAPPROPRIATION OF INTELLECTUAL PROPERTY, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (INCLUDING ANY CLIENT OF RESELLER) FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE, DAMAGES FOR LOSS OF DATA RESULTING FROM DELAYS, NON-DELIVERIES OR SERVICE INTERRUPTIONS, ARISING OUT OF THIS AGREEMENT, EVEN IN THE EVENT OF FAULT, TORT, STRICT LIABILITY, OR BREACH OF WARRANTY AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
EXCEPT FOR (I) AN UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION (FOR AVOIDANCE OF DOUBT, A THIRD-PARTY HACK SHALL NOT BE CONSIDERED AN UNAUTHORIZED DISCLOSURE OF CONFIDENTIAL INFORMATION BY A PARTY FOR PURPOSES OF THIS SECTION), (II) INFRINGEMENT/MISAPPROPRIATION OF INTELLECTUAL PROPERTY, (III) SPYGLASS’S INDEMNIFICATION OBLIGATIONS AS SET FORTH IN SECTION 13.3(i), OR (IV) EACH PARTY’S GROSSLY NEGLIGENT ACTS OR GROSSLY NEGLIGENT OMISSIONS, FRAUD OR WILLFUL MISCONDUCT, EACH PARTY’S LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO THE GREATER OF (A) THREE TIMES THE AMOUNT OF FEES PAID BY RESELLER TO SPYGLASS UNDER THIS AGREEMENT DURING THE TWELVE MONTHS PRECEDING THE CLAIM AND (B) THIRTY MILLION DOLLARS ($30,000,000).”

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed on the respective dates indicated below.

Dell Inc.                     SecureWorks, Inc.
(“Reseller”)                    (“Spyglass”)

By: /s/ Brett Hansen                By: /s/ R. Wayne Jackson

Name (Print): Brett Hansen            Name (Print): R. Wayne Jackson

Title: VP, Client Solutions            Title: CFO

Date: Jan 23, 2019                Date: Jan 23, 2019

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1 - Pricing Schedule

Global OTB (non-volume):

Product Description	Dell Price Paid to SCWX
Crowdstrike Falcon Prevent OTB 1Yr	$ [***]
Crowdstrike Falcon Prevent + Insights OTB 1Yr	$ [***]
Crowdstrike Falcon Prevent OTB 3Yr	$ [***]
Crowdstrike Falcon Prevent + Insights OTB 3Yr	$ [***]
SCWX Managed endpoint services 1Yr OTB	$ [***]
SCWX Managed endpoint services 3Yr OTB	$ [***]
Crowdstrike Falcon Prevent OTB 1Yr	$ [***]

Global PCaaS (non-volume):

Product Description	Dell Price Paid to SCWX
Crowdstrike Falcon Prevent PCaaS 4 Yr	$ [***]
Crowdstrike Falcon Prevent + Insight PCaaS 4 Yr	$ [***]
SCWX Managed endpoint services PCaaS 4 Yr	$ [***]

Global ESST/TD Conversions (non-volume):

Product Description	Dell Price Paid to SCWX
ESSE/TD Conversion to Falcon Prevent 1Yr	$ [***]
ESSE/TD Conversion to Falcon Prevent 2Yr	$ [***]
ESSE/TD Conversion to Falcon Prevent + Insights 1Yr	$ [***]
ESSE/TD Conversion to Falcon Prevent + Insights 2Yr	$ [***]
ESSE/TD Conversion SCWX Managed endpoint services 1Yr volume	$ [***]
ESSE/TD Conversion SCWX Managed endpoint services 2Yr volume	$ [***]

Global Volume: SecureWorks Retainer Fees:

Product Description	Dell Price Paid to SCWX
Secureworks Incident Management Retainer (40 hrs)	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Global Volume: AETD (Managed Endpoint Services):

Product Description	Dell Price Paid to SCWX: One Year License	Dell Price Paid to SCWX: Three Year License
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 50 to 149 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 150 to 299 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 300 to 499 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 500 to 749 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 750 to 999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 1000 to 1499 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 1500 to 1999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 2000 to 2499 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 2500 to 4999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 5000 to 9999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 10000 to 24999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 25000 to 49999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 50000 to 99999 Endpoints	$ [***]	$ [***]
Managed Endpoint Services: Standalone: AETD: CrowdStrike w/o License: 100000 or Greater Endpoints	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CrowdStrike Volume Offerings U.S. Only

Product Description	End point Range Low-end	End point Range High-end	Dell Price Paid to SCWX: One Year License	Dell Price Paid to SCWX: Three Year License
Falcon Prevent (NGAV) Application - Band 1	1	149	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 2	150	299	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 3	300	499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 4	500	749	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 5	750	999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 1	1	149	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 2	150	299	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 3	300	499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 4	500	749	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 5	750	999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 8	2,000	2,499	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Insight (EDR) Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 1	1	149	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 2	150	299	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 3	300	499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 4	500	749	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 5	750	999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 13	50,000	99,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Discover - (Discovery Solution) - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 1	1	149	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 2	150	299	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 3	300	499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 4	500	749	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 5	750	999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 16	500,000	999,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Overwatch Premium Service - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon X Application - Band 1	1	149	$ [***]	$ [***]
Falcon X Application - Band 2	150	299	$ [***]	$ [***]
Falcon X Application - Band 3	300	499	$ [***]	$ [***]
Falcon X Application - Band 4	500	749	$ [***]	$ [***]
Falcon X Application - Band 5	750	999	$ [***]	$ [***]
Falcon X Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon X Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon X Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon X Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon X Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon X Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon X Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon X Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon X Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon X Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon X Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon X Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 1	1	149	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 2	150	299	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 3	300	499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 4	500	749	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 5	750	999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 6	1,000	1,499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 7	1,500	1,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 8	2,000	2,499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 9	2,500	4,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EPP Standard (Prevent + Insight) - Band 10	5,000	9,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 11	10,000	24,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 12	25,000	49,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 13	50,000	99,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 14	100,000	249,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 15	250,000	499,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 16	500,000	999,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 1000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 250 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 25000 files/month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 500 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 5000 files/month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size up to 5000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size up to 25000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size Unlimited	1	9,999,999	$ [***]	$ [***]
Remote SSH access for intallation/upgrades. Price is per hour.	1	9,999,999	$ [***]	$ [***]
Remote Installation and configuration session. Price is per session.	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Bridge	1	9,999,999	$ [***]	$ [***]
Falcon MalQuery	1	9,999,999	$ [***]	$ [***]
Falcon Spotlight - Band 1	1	149	$ [***]	$ [***]
Falcon Spotlight - Band 2	150	299	$ [***]	$ [***]
Falcon Spotlight - Band 3	300	499	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Spotlight - Band 4	500	749	$ [***]	$ [***]
Falcon Spotlight - Band 5	750	999	$ [***]	$ [***]
Falcon Spotlight - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Spotlight - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Spotlight - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Spotlight - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Spotlight - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Spotlight - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Spotlight - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Spotlight - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Spotlight - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Spotlight - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Spotlight - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Spotlight - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Device Control - Band 1	1	149	$ [***]	$ [***]
Falcon Device Control - Band 2	150	299	$ [***]	$ [***]
Falcon Device Control - Band 3	300	499	$ [***]	$ [***]
Falcon Device Control - Band 4	500	749	$ [***]	$ [***]
Falcon Device Control - Band 5	750	999	$ [***]	$ [***]
Falcon Device Control - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Device Control - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Device Control - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Device Control - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Device Control - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Device Control - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Device Control - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Device Control - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Device Control - Band 14	100,000	249,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Device Control - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Device Control - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Device Control - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
CrowdStrike Volume Offerings All Territories Excluding Japan and U.S.

Product Description	End point Range Low-end	End point Range High-end	Dell Price Paid to SCWX: One Year License	Dell Price Paid to SCWX: Three Year License
Falcon Prevent (NGAV) Application - Band 1	1	149	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 2	150	299	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 3	300	499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 4	500	749	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 5	750	999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 1	1	149	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 2	150	299	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 3	300	499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 4	500	749	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 5	750	999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Insight (EDR) Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 1	1	149	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 2	150	299	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 3	300	499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 4	500	749	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 5	750	999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 11	10,000	24,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Discover - (Discovery Solution) - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 1	1	149	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 2	150	299	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 3	300	499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 4	500	749	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 5	750	999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 14	100,000	249,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Overwatch Premium Service - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon X Application - Band 1	1	149	$ [***]	$ [***]
Falcon X Application - Band 2	150	299	$ [***]	$ [***]
Falcon X Application - Band 3	300	499	$ [***]	$ [***]
Falcon X Application - Band 4	500	749	$ [***]	$ [***]
Falcon X Application - Band 5	750	999	$ [***]	$ [***]
Falcon X Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon X Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon X Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon X Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon X Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon X Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon X Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon X Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon X Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon X Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon X Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon X Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 1	1	149	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 2	150	299	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 3	300	499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 4	500	749	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 5	750	999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 6	1,000	1,499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 7	1,500	1,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EPP Standard (Prevent + Insight) - Band 8	2,000	2,499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 9	2,500	4,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 10	5,000	9,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 11	10,000	24,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 12	25,000	49,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 13	50,000	99,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 14	100,000	249,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 15	250,000	499,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 16	500,000	999,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 1000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 250 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 25000 files/month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 500 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 5000 files/month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size up to 5000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size up to 25000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size Unlimited	1	9,999,999	$ [***]	$ [***]
Remote SSH access for intallation/upgrades. Price is per hour.	1	9,999,999	$ [***]	$ [***]
Remote Installation and configuration session. Price is per session.	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Bridge	1	9,999,999	$ [***]	$ [***]
Falcon MalQuery	1	9,999,999	$ [***]	$ [***]
Falcon Spotlight - Band 1	1	149	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Spotlight - Band 2	150	299	$ [***]	$ [***]
Falcon Spotlight - Band 3	300	499	$ [***]	$ [***]
Falcon Spotlight - Band 4	500	749	$ [***]	$ [***]
Falcon Spotlight - Band 5	750	999	$ [***]	$ [***]
Falcon Spotlight - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Spotlight - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Spotlight - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Spotlight - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Spotlight - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Spotlight - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Spotlight - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Spotlight - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Spotlight - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Spotlight - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Spotlight - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Spotlight - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Device Control - Band 1	1	149	$ [***]	$ [***]
Falcon Device Control - Band 2	150	299	$ [***]	$ [***]
Falcon Device Control - Band 3	300	499	$ [***]	$ [***]
Falcon Device Control - Band 4	500	749	$ [***]	$ [***]
Falcon Device Control - Band 5	750	999	$ [***]	$ [***]
Falcon Device Control - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Device Control - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Device Control - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Device Control - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Device Control - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Device Control - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Device Control - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Device Control - Band 13	50,000	99,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Device Control - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Device Control - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Device Control - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Device Control - Band 17	1,000,000	9,999,999	$ [***]	$ [***]

CrowdStrike Volume Offerings Japan

Product Description	End point Range Low-end	End point Range High-end	Dell Price Paid to SCWX: One Year License	Dell Price Paid to SCWX: Three Year License
Falcon Prevent (NGAV) Application - Band 1	1	149	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 2	150	299	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 3	300	499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 4	500	749	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 5	750	999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Prevent (NGAV) Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 1	1	149	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 2	150	299	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 3	300	499	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Insight (EDR) Application - Band 4	500	749	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 5	750	999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Insight (EDR) Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 1	1	149	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 2	150	299	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 3	300	499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 4	500	749	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 5	750	999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 10	5,000	9,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Discover - (Discovery Solution) - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Discover - (Discovery Solution) - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 1	1	149	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 2	150	299	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 3	300	499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 4	500	749	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 5	750	999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 13	50,000	99,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Overwatch Premium Service - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Overwatch Premium Service - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon X Application - Band 1	1	149	$ [***]	$ [***]
Falcon X Application - Band 2	150	299	$ [***]	$ [***]
Falcon X Application - Band 3	300	499	$ [***]	$ [***]
Falcon X Application - Band 4	500	749	$ [***]	$ [***]
Falcon X Application - Band 5	750	999	$ [***]	$ [***]
Falcon X Application - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon X Application - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon X Application - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon X Application - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon X Application - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon X Application - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon X Application - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon X Application - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon X Application - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon X Application - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon X Application - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon X Application - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 1	1	149	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 2	150	299	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 3	300	499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 4	500	749	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 5	750	999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EPP Standard (Prevent + Insight) - Band 6	1,000	1,499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 7	1,500	1,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 8	2,000	2,499	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 9	2,500	4,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 10	5,000	9,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 11	10,000	24,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 12	25,000	49,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 13	50,000	99,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 14	100,000	249,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 15	250,000	499,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 16	500,000	999,999	$ [***]	$ [***]
EPP Standard (Prevent + Insight) - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 1000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 250 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 25000 files/month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 500 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Private Cloud - Up to 5000 files/month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size up to 5000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size up to 25000 files per month	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Full Standalone (On Premise) Sample Size Unlimited	1	9,999,999	$ [***]	$ [***]
Remote SSH access for intallation/upgrades. Price is per hour.	1	9,999,999	$ [***]	$ [***]
Remote Installation and configuration session. Price is per session.	1	9,999,999	$ [***]	$ [***]
Falcon Sandbox Bridge	1	9,999,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon MalQuery	1	9,999,999	$ [***]	$ [***]
Falcon Spotlight - Band 1	1	149	$ [***]	$ [***]
Falcon Spotlight - Band 2	150	299	$ [***]	$ [***]
Falcon Spotlight - Band 3	300	499	$ [***]	$ [***]
Falcon Spotlight - Band 4	500	749	$ [***]	$ [***]
Falcon Spotlight - Band 5	750	999	$ [***]	$ [***]
Falcon Spotlight - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Spotlight - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Spotlight - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Spotlight - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Spotlight - Band 10	5,000	9,999	$ [***]	$ [***]
Falcon Spotlight - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Spotlight - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Spotlight - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Spotlight - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Spotlight - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Spotlight - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Spotlight - Band 17	1,000,000	9,999,999	$ [***]	$ [***]
Falcon Device Control - Band 1	1	149	$ [***]	$ [***]
Falcon Device Control - Band 2	150	299	$ [***]	$ [***]
Falcon Device Control - Band 3	300	499	$ [***]	$ [***]
Falcon Device Control - Band 4	500	749	$ [***]	$ [***]
Falcon Device Control - Band 5	750	999	$ [***]	$ [***]
Falcon Device Control - Band 6	1,000	1,499	$ [***]	$ [***]
Falcon Device Control - Band 7	1,500	1,999	$ [***]	$ [***]
Falcon Device Control - Band 8	2,000	2,499	$ [***]	$ [***]
Falcon Device Control - Band 9	2,500	4,999	$ [***]	$ [***]
Falcon Device Control - Band 10	5,000	9,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Falcon Device Control - Band 11	10,000	24,999	$ [***]	$ [***]
Falcon Device Control - Band 12	25,000	49,999	$ [***]	$ [***]
Falcon Device Control - Band 13	50,000	99,999	$ [***]	$ [***]
Falcon Device Control - Band 14	100,000	249,999	$ [***]	$ [***]
Falcon Device Control - Band 15	250,000	499,999	$ [***]	$ [***]
Falcon Device Control - Band 16	500,000	999,999	$ [***]	$ [***]
Falcon Device Control - Band 17	1,000,000	9,999,999	$ [***]	$ [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.